LOOMIS SAYLES TAX-MANAGED EQUITY FUND

Supplement dated June 17, 2008 to the Loomis Sayles Retail Equity Funds Prospectus dated February 1,

2008 as may be revised and supplemented from time to time.

On June 17, 2008, the Board of Trustees of Loomis Sayles Funds II, on behalf of its series Loomis Sayles Tax-Managed Equity Fund (the “Fund”), upon the recommendation of the Fund’s adviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), approved a plan to liquidate the Fund, such liquidation to take place on or about August 22, 2008 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. The proceeds from any such redemption will be the net asset value of the Fund’s shares after expenses and liabilities of the Fund have been paid or otherwise provided for. In addition, the Fund may make one or more distributions of income and/or net capital gains prior to the Liquidation Date in order to eliminate Fund-level taxes. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for federal income tax purposes. If Fund shares are capital assets in the hands of a shareholder, such gain or loss, if any, generally will be taxed as short- or long-term capital gain or loss depending on how long the shareholder held the shares. Each shareholder should consult with his or her tax advisor for more information on his or her own situation.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “How to Redeem Shares” in the Fund’s Prospectus. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “How to Exchange Shares” in the Fund’s Prospectus. Institutional Class shares may be exchanged, subject to minimum investment requirements, for Institutional Class shares of any other Loomis Sayles Fund that offers Institutional Class shares, for Class Y shares of any Natixis Fund that offers Class Y shares or for Class A shares of Natixis Cash Management Trust—Money Market Series, a money market fund advised by Natixis Asset Management Advisors, L.P., an affiliate of Loomis Sayles. For federal income tax purposes, an exchange of the Fund’s shares for shares of another Loomis Sayles Fund or Natixis Fund is generally treated as a sale on which a gain or loss may be recognized. Each shareholder should consult with his or her tax advisor for more information on his or her own situation.

Absent an instruction to the contrary prior to the Liquidation Date, for shares of the Fund held using a Loomis Sayles Funds’ prototype document, in individual retirement accounts, in custodial accounts under a SEP or in certain other retirement accounts, Natixis Distributors, L.P. (“Natixis Distributors”) will exchange any shares remaining in the Fund on the Liquidation Date into Class A shares of Natixis Cash Management Trust—Money Market Series.

Effective at the close of business on June 18, 2008, Natixis Distributors, the distributor of the Fund, will no longer accept investments from new investors in the Fund. Effective at the close of business on June 24, 2008, Natixis Distributors will no longer accept additional investments in the Fund from current shareholders of the Fund, which include additional investments through automatic or systematic investment plans.

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